UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report August 15, 2008

(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-51199	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

See the discussion in Item 5.02 below of the employment agreements Inland Western Retail Real Estate Trust, Inc. (the "Company," "we" or "us") entered into with each of Michael J. O’Hanlon, Steven P. Grimes, Dennis K. Holland, Shane C. Garrison, Niall J. Byrne and James Kleifges, which discussion is incorporated by reference into this Item 1.01 in its entirety.

Section 5 – Corporate Governance and Management

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2008, we entered into employment agreements with each of Michael J. O'Hanlon, Steven P. Grimes, Dennis K. Holland, Shane C. Garrison, Niall J. Byrne and James Kleifges.  Copies of these employment agreements are attached to this Current Report on Form 8-K as Exhibits 10.577, 10.578, 10.579, 10.580, 10.581 and 10.582, respectively, and are incorporated in their entirety in this Item 5.02 disclosure by reference.  The following descriptions of the material terms and conditions of the employment agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.577, 10.578, 10.579, 10.580, 10.581 and 10.582 hereto.

The term of each employment agreement began on January 1, 2008, and continues, unless earlier terminated, until December 31, 2008, with the exception of the Mr. Holland's employment agreement, which continues, unless earlier terminated, until December 31, 2009.

Michael J. O'Hanlon.  Under the terms of the employment agreement, we agreed to pay Mr. O'Hanlon, our President and Chief Executive Officer, a base salary of $450,000 per year.  In addition to a base salary, we may pay Mr. O'Hanlon an annual incentive bonus of up to 50% of his base salary.  One half of such bonus may be payable at the discretion of the Chairman of the Board, with the approval of our Executive Compensation Committee ("Executive Compensation Committee") and our Board of Directors (the "Board"); the other half of such bonus shall be determined based on our performance measured to either a high, target or threshold level of performance.  Performance is measured by growth in our funds from operations excluding the performance of our common and preferred stock portfolio ("FFO"), as further defined in each employment agreement, per fully-diluted share, compared to the FFO growth of our peer group.  For example, if our FFO growth rate is equal to or greater than 130% of the median FFO growth rate for our peer group, Mr. O'Hanlon will be entitled to receive 25% of his base salary as this portion of his bonus.  Alternatively, if we achieve a target level of FFO growth per fully-diluted share, Mr. O'Hanlon will be entitled to receive 15% of his base salary.  If we achieve a threshold level of FFO growth per fully-diluted share, Mr. O'Hanlon will be entitled to receive 10% of his base salary.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. O'Hanlon an annual stock option award from which he will be entitled to purchase 15,000 shares of Company stock at market value on the date of grant, subject to certain restrictions.

Steven P. Grimes.  Under the terms of the employment agreement, we agreed to pay Mr. Grimes, our Chief Operating Officer and Chief Financial Officer, a base salary of $375,000 per year.  In addition to a base salary, we may pay Mr. Grimes an annual incentive bonus of up to 50% of his base salary.  One half of such bonus may be payable at the discretion of the President and Chief Executive Officer, with the approval of the Executive Compensation Committee and the Board; the other half of such bonus shall be determined based on our performance measured to either a high, target or threshold level of performance.  For example, if our FFO growth rate is equal to or greater than 130% of the median FFO growth rate for our peer group, Mr. Grimes will be entitled to receive 25% of his base salary.  Alternatively, if we achieve a target level of FFO growth per fully-diluted share, Mr. Grimes will be entitled to receive 15% of his base salary.  If we achieve a threshold level of FFO growth per fully-diluted share, Mr. Grimes will be entitled to receive 10% of his base salary.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. Grimes an annual stock option award from which he will be entitled to purchase 12,500 shares of Company stock at market value on the date of grant, subject to certain restrictions.

Dennis K. Holland.  Under the terms of the employment agreement, we agreed to pay Mr. Holland, our General Counsel and Secretary, a base salary of $265,000 per year.  In addition to a base salary, we may pay Mr. Holland an annual incentive bonus of up to 20% of his base salary.  One half of such bonus may be payable at the discretion of the President and Chief Executive Officer, with the approval of the Executive Compensation Committee and the Board; the other half of such bonus shall be determined based on our performance measured to either a high, target or threshold level of performance.  For example, if our FFO growth rate is equal to or greater than 130% of the median FFO growth rate for our peer group, Mr. Holland will be entitled to receive 10% of his base salary.  Alternatively, if we achieve a target level of FFO growth per fully-diluted share, Mr. Holland will be entitled to receive 7.5% of his base salary.  If we achieve a threshold level of FFO growth per fully-diluted share, Mr. Holland will be entitled to receive 5% of his base salary.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. Holland an annual stock option award from which he will be entitled to purchase 3,500 shares of Company stock at market value on the date of grant, subject to certain restrictions.

Shane C. Garrison.  Under the terms of the employment agreement, we agreed to pay Mr. Garrison, our Chief Investment Officer, a base salary of $250,000 per year.  In addition to a base salary, we may pay Mr. Garrison an incentive bonus to be payable at the end of each fiscal quarter in accordance with the following: (1) $0 - $50M equity deployed for development projects: 15 basis points ("bps") (10 bps paid current with funding; 5 bps held for eighteen (18) months); (2) $50.1 - $100M equity deployed for development projects: 10 bps (7.5 bps paid current with funding; 2.5 bps held for eighteen (18) months); or (3) $100.1M and over equity deployed for development projects: 5 bps paid current with funding.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. Garrison an annual stock option award from which he will be entitled to purchase 2,500 shares of Company stock at market value on the date of grant, subject to certain restrictions.

Niall J. Byrne.  Under the terms of the employment agreement, we agreed to pay Mr. Byrne, our President of Property Management, a base salary of $250,000 per year.  In addition to a base salary, we may pay Mr. Byrne an annual incentive bonus of up to 25% of his base salary.  One half of such bonus may be payable at the discretion of the President and Chief Executive Officer, with the approval of the Executive Compensation Committee and the Board; the other half of such bonus shall be determined based on our performance measured to either a high, target or threshold level of performance.  For example, if our FFO growth rate is equal to or greater than 130% of the median FFO growth rate for our peer group, Mr. Byrne will be entitled to receive 12.5% of his base salary.  Alternatively, if we achieve a target level of FFO growth per fully-diluted share, Mr. Byrne will be entitled to receive 10% of his base salary.  If we achieve a threshold level of FFO growth per fully-diluted share, Mr. Byrne will be entitled to receive 7.5% of his base salary.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. Byrne an annual stock option award from which he will be entitled to purchase 1,500 shares of Company stock, at market value on the date of grant subject to certain restrictions.

James Kleifges.  Under the terms of the employment agreement, we agreed to pay Mr. Kleifges, our Chief Accounting Officer, a base salary of $250,000 per year.  In addition to a base salary, Mr. Kleifges may, at the sole discretion of the President and Chief Executive Officer with approval of the Board, be entitled to a bonus for 2008.  In addition, if we achieve a threshold level of FFO growth per fully-diluted share, we will grant Mr. Kleifges an annual stock option award from which he will be entitled to purchase 1,000 shares of Company stock, at market value on the date of grant subject to certain restrictions.

Each individual stock option award grant described above shall vest 20% on each successive yearly anniversary of such grant date.

Each of the employment agreements may be terminated: (i) by the individual upon two weeks written notice to us; (ii) by the individual for good reason, as defined in each of the employment agreements, upon notice to us followed by a 10 day cure period; (iii) by us for any reason without prior written notice; and (iv) by us for cause, as defined in each of the employment agreements and described below, effective without prior written notice to the individual unless we are terminating the individual’s employment for reasons relating to a failure to perform the individual’s duties or any material breach of the employment agreement or other agreements or certain of our written policies where we are required to give the individual notice of our intention and allow the individual 10 days to cure.

If any employment agreement is terminated for cause or voluntarily by any individual described above, we will pay each individual any accrued base salary, accrued vacation payment, accrued reimbursable expenses and accrued benefits together with any benefits required to be paid or provided under applicable law, but any unvested stock option awards must immediately be forfeited.  If the employment agreement is terminated without cause or by the individual for good reason, we will pay each individual any: (i) accrued base salary, (ii) accrued vacation payment, (iii) accrued reimbursable expenses; (iv) accrued benefits together with any benefits required to be paid or provided under applicable law; (v) accrued bonus; and (vi) an amount equal to 1.00 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination subject to certain restrictions.  If the termination without cause or by the individual for good reason occurs within one year of a change of control, as defined in each employment agreement, then in addition to the amounts described in the preceding sentence in (i) through (v), we will pay the individual an amount equal to 1.5 times the sum of his then current base salary plus an amount equal to the annual incentive bonus that was paid to him for the fiscal year immediately preceding the year of termination plus the aggregate value of each of the annual stock option awards that was granted to him for the fiscal year immediately preceding the year of termination subject to certain restrictions.

If any employment agreement is terminated without cause, any unvested annual stock options will immediately vest.  If any employment agreement is terminated for good reason, however, any unvested annual stock options must immediately be forfeited; provided, however, that if the termination occurs within one year of a change of control, any unvested annual stock options will immediately vest.

Under each employment agreement, termination for "cause" includes all of the following: (i) conduct amounting to fraud, embezzlement, disloyalty or illegal misconduct in connection with individual's duties under the employment agreement and as our employee; (ii) conduct that we reasonably believe has brought us into substantial public disgrace or disrepute; (iii) failure of the individual to perform his duties under the employment agreement as reasonably directed by us after providing written notice of the failure to the individual and the individual has failed to cure within 10 days of receiving notice; (iv) gross negligence or willful misconduct by the individual with respect to us, our clients, our employees and our activities; or (v) material breach by the individual of the employment agreement or any other agreement to which the individual and we are a party or any material breach by the individual of any written policy we have adopted concerning conflicts of interest, standards of business conduct or fair employment practices and any other similar matter, provided that we have provided written notice of the breach to the individual and the individual has failed to cure the breach within 10 days of receiving notice.

Under each employment agreement, each individual will also be reimbursed for all ordinary and necessary business expenses incurred by the individual in connection with the individual’s duties as described in their employment agreement.   Further, each individual will be eligible to participate in our retirement benefits, group health and other insurance coverage plans as they are in effect during the term of their employment agreement.

During the term of each employment agreement and for a period of one year following termination, each individual has agreed to certain non-compete and non-solicitation provisions.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibit No.	Description

10.577	Employment Agreement with Michael J. O’Hanlon, effective January 1, 2008
10.578	Employment Agreement with Steven P. Grimes, effective January 1, 2008
10.579	Employment Agreement with Dennis K. Holland, effective January 1, 2008
10.580	Employment Agreement with Shane C. Garrison, effective January 1, 2008
10.581	Employment Agreement with Niall J. Byrne, effective January 1, 2008
10.582	Employment Agreement with James Kleifges, effective January 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Steven P. Grimes
Title:	Chief Operating Officer and Chief Financial Officer

Date:	August 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.577	Employment Agreement with Michael J. O’Hanlon, effective January 1, 2008
10.578	Employment Agreement with Steven P. Grimes, effective January 1, 2008
10.579	Employment Agreement with Dennis K. Holland, effective January 1, 2008
10.580	Employment Agreement with Shane C. Garrison, effective January 1, 2008
10.581	Employment Agreement with Niall J. Byrne, effective January 1, 2008
10.582	Employment Agreement with James Kleifges, effective January 1, 2008